================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)       NOVEMBER 23, 2004
                                                 -------------------------------



                              IONICS, INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       MASSACHUSETTS                 1-7211                      04-2068530
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)



                    65 GROVE STREET
                WATERTOWN, MASSACHUSETTS                        02472
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code          (617) 926-2500
                                                   -----------------------------






     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Bonus Payments
------------------------

         On November 23, 2004, the Board of Directors of Ionics, Incorporated ("Ionics") approved the payment of an aggregate of $870,000 in cash bonuses to 11 management employees, including certain of its executive officers (including its Chief Executive Officer and each of the other four named executive officers) with respect to the fiscal year ending December 31, 2004. These bonuses are in addition to any contractually required cash bonuses, which will also be paid by Ionics on or prior to December 31, 2004. These bonuses will be paid on or before December 31, 2004 as determined by Ionics' Chief Executive Officer. In addition, Ionics' Board of Directors approved the payment of an aggregate of up to another $630,000 in cash bonuses to Ionics' employees (other than its Chief Executive Officer and Vice President, Water Systems Division) with respect to the fiscal year ending December 31, 2004. These bonuses will be paid to employees (which may include certain executive officers), in the amounts and at the times determined by Ionics' Chief Executive Officer.

         Also on November 23, 2004, for purposes of their respective employment agreements with Ionics, Ionics' Board of Directors established target bonuses for the executive officers listed below for the fiscal year ending December 31, 2005, in the amount set forth opposite each such executive officer's name:

         Name                               Bonus
         ----                               -----
         Douglas R. Brown                   $600,000
         John F. Curtis                     $300,000
         Lyman B. Dickerson                 $250,000

Waiver Agreement
----------------

         On December 8, 2004, Ionics and certain of its subsidiaries entered into a Waiver Agreement with UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and other lenders signatory thereto (the "Waiver Agreement"), pursuant to which the Required Lenders (as defined in that certain Credit Agreement dated as of February 13, 2004, as amended, by and among Ionics and the other parties thereto (the "Credit Agreement")) agreed to waive, for a specified period of time, (i) the breach by Ionics of certain provisions of the Credit Agreement resulting from Ionics' execution of the Agreement and Plan of Merger dated as of November 24, 2004 among General Electric Company, Triton Acquisition Corp. and Ionics (pursuant to which Ionics will become a wholly owned subsidiary of General Electric Company) and (ii) the requirement that Ionics grant a security interest in and mortgage on certain properties pursuant to the Credit Agreement. A copy of the Waiver Agreement is attached as Exhibit
10.1 hereto and is hereby incorporated by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         The following Exhibits are filed as part of this report:

               EXHIBIT NO.     DESCRIPTION

                  10.1 Waiver Agreement by and among Ionics and certain of its subsidiaries, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and the lenders signatory thereto dated as of December 8, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Ionics, Incorporated



Date     December 13, 2004                     By /s/ Stephen Korn
                                                  ----------------------------
                                                  Stephen Korn, Vice President
                                                  and General Counsel

                                  EXHIBIT INDEX




  EXHIBIT NO.       DESCRIPTION
  -----------       -----------


     10.1 Waiver Agreement by and among Ionics and certain of its subsidiaries, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and the lenders signatory thereto dated as of December 8, 2004